UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2025

VERSES AI INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-56692	88-2921736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, 8th Floor
Los Angeles, CA 90067
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (310) 988-1944

205 - 810 Quayside Drive

New Westminster, British Columbia

Canada V3M 6B9
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Form 8-K/A”) to the original Current Report on Form 8-K furnished by VERSES AI Inc. (the “Company”) to the United States Securities and Exchange Commission on April 14, 2025 (the “Original Form 8-K”) is being filed solely to expressly incorporate by reference the Original Form 8-K into the Company’s Registration Statement on Form F-10 (File No. 333-282301). The Original Form 8-K is amended to add the Incorporation by Reference language stated below. This Form 8-K/A should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K..

INCORPORATION BY REFERENCE

This Current Report on Form 8-K of the Company is hereby incorporated by reference into the Registration Statement on Form F-10 (File No. 333-282301) of the Company, as amended or supplemented.

Item 8.01 Other Events.

On April 14, 2025, the Company filed in Canada on SEDAR+ an Update Relating to Litigation and Other Matters (the “Update”). A copy of the Update is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Update Relating to Litigation and Other Matters dated April 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSES AI INC.

Dated: April 15, 2025	By:	/s/ James Christodoulou
	Name:	James Christodoulou
	Title:	Chief Financial Officer

-4-